SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 8, 2010

Xzeres Wind Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-91191	74-2329327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9025 SW Hillman Court, Suite #3126, Wilsonville, OR	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-388-7350

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01 Other Events

Amendment of Stock Option Plan

On July 8, 2010 we amended and restated the Company’s stock option plan. The third amended and restated plan increases the number of shares of common stock available for stock options to be granted against from ten percent (10%) to fifteen percent (15%) of our total issued and outstanding shares of common stock.

A copy of the Third Amended and Restated Stock Option Plan is attached hereto as Exhibit 10.1.

SECTION 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1  Third Amended and Restated Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xzeres Wind Corp.

/s/ Steven Shum
Steven Shum
CFO

Date:         July 12, 2010